[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.16(j)

LETTER AGREEMENT N° 6D-1

October 9, 2019

FRONTIER AIRLINES, INC.

4545 Airport Way

Denver, Colorado

80239

USA

Subject: A321XLR PERFORMANCE GUARANTEES (IAE LLC PW1133G-JM ENGINES)

FRONTIER AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered intothat A320 Family Purchase Agreement dated as of September 30, 2011 (as amended,supplemented and modified from time to time as of the date hereof, the “Agreement”) whichcovers, among other matters the manufacture and the sale by the Seller and the purchase by theBuyer of the A321XLR Aircraft as described in the Agreement (the “Applicable Aircraft”).

The terms “herein”, “hereof’ and “hereunder” and words of similar import refer to this LetterAgreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shallhave the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral,nonseverable part of the Agreement and shall be governed by all its provisions, as such provisionshave been specifically amended pursuant to this Letter Agreement.

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LETTER AGREEMENT N° 6D-1

1	AIRCRAFT CONFIGURATION

The guarantees provided in this Letter Agreement (individually a “Performance Guarantee” or collectively the “Performance Guarantees”) are applicable to the Applicable Aircraft as described in the Standard Specification reference [***] as amended by [***] and by Specification Change Notices (SCNs) for:

- [***]

- [***]

hereinafter referred to as the “Performance Specification”, and without taking into account any further changes thereto as provided in the Agreement.

The Performance Guarantees are subject to certification and signature by the Buyer of the SCN for the [***] as defined above.

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LETTER AGREEMENT N° 6D-1

2	GUARANTEED PERFORMANCE

2.1	[***] guarantee

[***]

2.2	[***] guarantee [***]

[***]

2.3	[***] guarantee

[***]

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LETTER AGREEMENT N° 6D-1

3	[***] GUARANTEES

3.1	[***]

3.1.1	[***]

3.1.2	[***]

3.1.3	[***]

3.1.4	[***]

3.1.5	[***]

3.1.6	[***]

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LETTER AGREEMENT N° 6D-1

3.1.7	[***]

3.1.8	[***]

a)	[***]

b)	[***]

c)	[***]

d)	[***]

e)	[***]

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LETTER AGREEMENT N° 6D-1

3.2	[***]

3.2.1	[***]

3.2.2	[***]

3.2.3	[***]

3.2.4	[***]

3.2.5	[***]

3.2.6	[***]

3.2.7	[***]

3.2.8	[***]

a)	[***]

b)	[***]

c)	[***]

d)	[***]

e)	[***]

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LETTER AGREEMENT N° 6D-1

3.3	[***]

[***]

3.3.1	[***]

3.3.2	[***]

3.3.3	[***]

3.3.4	[***]

3.3.5	[***]

3.3.6	[***]

3.3.7	[***]

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LETTER AGREEMENT N° 6D-1

3.3.8	[***]

a)	[***]

b)	[***]

c)	[***]

d)	[***]

e)	[***]

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LETTER AGREEMENT N° 6D-1

3.4	[***]

[***]

3.4.1	[***]

3.4.2	[***]

3.4.3	[***]

3.4.4	[***]

3.4.5	[***]

3.4.6	[***]

3.4.7	[***]

3.4.8	[***]

a)	[***]

b)	[***]

c)	[***]

d)	[***]

e)	[***]

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LETTER AGREEMENT N° 6D-1

3.5	[***] Guarantee – [***]

[***]

]3.5.1	[***]

3.5.2	[***]

3.5.3	[***]

3.5.4	[***]

3.5.5	[***]

3.5.6	[***]

3.5.7	[***]

3.5.8	[***]

a)	[***]

b)	[***]

c)	[***]

d)	[***]

e)	[***]

3.6	[***]

[***]

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LETTER AGREEMENT N° 6D-1

4	[***] GUARANTEE

[***]

[***]

5	PERFORMANCE GUARANTEES CONDITIONS

5.1	[***]

5.2	[***]

5.3	[***]

5.4	[***]

5.5	[***]

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LETTER AGREEMENT N° 6D-1

6	PERFORMANCE GUARANTEES COMPLIANCE

6.1	[***]

6.2	[***]

6.3	[***]

6.3.1	[***]

6.3.2	[***]

6.4	[***]

6.5	[***]

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LETTER AGREEMENT N° 6D-1

6.6	[***]

6.7	[***]

7	ADJUSTMENT OF PERFORMANCE GUARANTEES

7.1	[***]

7.2	[***]

8	EXCLUSIVE PERFORMANCE GUARANTEES

[***]

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LETTER AGREEMENT N° 6D-1

9	[***]

9.1	[***]

9.2	[***]

9.2.1	[***]

9.2.2	[***]

9.2.3	[***]

9.3	[***]

9.4	[***]

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LETTER AGREEMENT N° 6D-1

10	INCONSISTENCIES

In the event of any inconsistency between the terms of this Letter Agreement and theterms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

11	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement butsubject to Clause 21.2 of the Agreement, this Letter Agreement and the rights andobligations of the Buyer herein shall not be assigned or transferred in any manner, andany attempted assignment or transfer in contravention of the provisions of this Clauseshall be void and of no force or effect.

12	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

13	LAW AND JURISDICTION

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York and the provisions of Clause 22.6 of the Agreement shall apply to this Letter Agreement.

14	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

15	EFFECTIVE DATE

This Letter Agreement is effective as of the date first written above.

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LETTER AGREEMENT N° 6D-1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

FRONTIER AIRLINES, INC.		AIRBUS S.A.S

By:	/s/ Howard Diamond	By:	/s/ Benoît de Saint-Exupéry
Its:	SVP, General Counsel & Secretary	Its:	Senior Vice President, Contracts

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LETTER AGREEMENT N° 6D-1

APPENDIX A

[***]

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